UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 11, 2008
Waters Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

01-14010 (Commission File Number)	13-3668640 (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts (Address of Principal Executive Offices)	01757 (Zip Code)
(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES
Ex-99.1 Waters Corporation press release dated December 11, 2008

Item 7.01 Regulation FD Disclosure
     The purpose of this Form 8-K is to inform the public and security holders of a press release from Waters Corporation revising its fourth quarter 2008 sales and earnings outlook. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
     Exhibit 99.1   Waters Corporation press release dated December 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: December 11, 2008	Name:	By: /s/ John Ornell John Ornell
	Title:	Vice President, Finance and Administration and Chief Financial Officer